Exhibit 99.01

Legal Disclosures This presentation may include “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations of future events. Such statements may include, but are not limited to, statements about future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based on the current beliefs and expectations of management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results may differ materially from those currently anticipated, expected or projected. The following factors, among others, could cause actual results to differ from those expressed or implied by the forward-looking statements: changes in the timing of anticipated shipments, changes in anticipated geographic product sourcing, political instability, currency and interest rate fluctuations, shifts in the global supply and demand position for tobacco products, changes in tax laws and regulations or the interpretation of tax laws and regulations, adverse weather conditions, changes in costs incurred in supplying tobacco and related services, the impact of regulation and litigation and risks and uncertainties associated with our new business lines, including the risk of obtaining anticipated regulatory approvals in Canada and under North Carolina’s hemp pilot program, as well as the progress of legalization of cannabis for medicinal and adult recreational uses in other jurisdictions and uncertainties with respect to the future growth and profitability of these businesses and the future growth in the markets in which they participate. Additional factors that could cause results to differ materially from those expressed or implied by forward-looking statements can be found in The Company’s most recent Annual Report on Form 10-K and the other filings with the Securities and Exchange Commission (the “SEC”) which are available at the SEC’s Internet site (http://www.sec.gov). Forward-Looking Statements

Legal Disclosures Earnings before interest, taxes, depreciation and amortization (“EBITDA”) adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and Adjusted Net Debt are not measures of results of operations or financial condition under generally accepted accounting principles in the United States (“U.S. GAAP”) and should not be considered as alternatives to other U.S. GAAP measurements. We have presented EBITDA and Adjusted EBITDA to adjust for the certain items because we believe that it would be helpful to understand the impact of these items on our reported results. This presentation enables investors to better compare our results to similar companies that may not incur the sporadic impact of various items identified above. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results. EBITDA, Adjusted EBITDA, Adjusted Net Debt and any ratios calculated based on these measures are not necessarily comparable to similarly-titled measures used by other companies or appearing in our debt obligations or agreements. Non-GAAP Information

Legal Disclosures Pyxus International, Inc. owns a number of direct and indirect subsidiaries and investments in joint ventures and other companies. From time to time, we may refer individually or collectively to Pyxus and one or more of our subsidiaries, joint ventures or investee companies as “we” or “Pyxus Companies,” or to the businesses, assets, debts or affairs of Pyxus or a subsidiary, joint venture or investee company as “ours.” These and similar references are for convenience only and should not be construed to change the fact that Pyxus International, Inc. and each subsidiary, joint venture and investee company is a distinct legal entity with separate management, operations, obligations and affairs. Separate Legal Entities

Global Leader Proven success over 145 years in the agricultural industry Pyxus’ global footprint, with agricultural products purchased in more than 35 countries and shipped to approximately 90 countries, has helped effectively compete, service customers and meet their requirements of sustainable supply.

Headquarters Research Triangle Park, North Carolina (1) Including seasonal employees $1.9B 2018 REVENUES 9.0M SHARES OUTSTANDING 8,998 EMPLOYEES1 PYX NYSE TICKER

MAGIC BEANS VIDEO

Commitment to Farmers Higher yield, higher quality crops Income diversification through multiple crops Sustainable crop production Agronomy training and education for 300,000+ farmer relationships 01 02 03 04

Science & Data-Driven Culture

Our Transformation

Combustible Tobacco Trends & Transformation 1Company SEC filings 2 Euromonitor September 2018 Dry metric tons Green metric tons

1Adj. EBITDA is not a measure of results of operations under U.S. GAAP in the United States and should not be considered as an alternative to other U.S. GAAP measurements Note: Estimates assume continuation of North Carolina industrial hemp pilot program. Combustible Tobacco Trends & Transformation

Reimagine our Foundation Strategy Trusted provider of responsibly produced, independently verified, sustainable and traceable agricultural products, ingredients and services to businesses and customers. Enhance The Leaf Business Strengthen & Build With Consumer-Driven Products Evolve the Leaf Business Move up the Value Chain Continue to Improve Operations Expand the Leaf Business Become Purpose Driven Honor our Past & Pursue our Future Rebrand our Company Engage our Stakeholders Enter New Categories Build CPG Capabilities Expand Distribution Capabilities Develop a Stable of Brands Enter Value-Added Agricultural Products

A Look Back at the Past 18 Months The Start of our Journey Mar ‘17 Purpose Exploration Apr ‘17 New Idea Exploration Aug ‘17 Finalized WHY Story EVERYTHING WE DO IS TO TRANSFORM PEOPLE’S LIVES SO THAT TOGETHER WE CAN GROW A BETTER WORLD Oct ‘17 Internal Launch Dec ‘17 40% Share Closed Jan ‘18 FIGR acquired 75% Jan ‘18 FIGR acquired 80% Mar ‘18 Implemented innovation process Feb ‘18 Launched HOW Award Program Feb ‘18 New internal comms platform …Announces NEW INVESTMENTS IN COMPELLING MARKET OPPORTUNITIES Feb ‘18 External Launch Apr ‘18 51% share closed Aug ‘17 40% share closed May ‘18 FIGR broke ground on Canadian cannabis expansion Jun ‘18 Purilum/Fontem Ventures collaboration May ‘18 Launched FIGR cannabis brand Aug ‘18 FIGR expands footprint in Canada Jul ‘18 Proposed Name Change Proposes CORPORATE NAME CHANGE TO PYXUS INTERNATIONAL Aug ‘18 Approval of Pyxus name Much more to come… TM TM TM TM ® TM TM

Agronomy is just one aspect of our company. It’s when you combine our agronomy skills with our traceability technology that you see Pyxus’ true competitive advantage. Agronomy and traceability technology for the win.

VIDEO

Traceability

Branding our Track and Trace platform Derived from sentry, meaning guard or protector, and a stamp of approval. SENTRISM provides verifiable, accurate and comprehensive knowledge on our products and methods, from source to customer, in order to ensure confidence-inspiring product integrity and quality while empowering industry-leading business insights. A PYXUS brand. SM SENTRI SM

The CROP Journey Begins SM

Grower/ Source Raw Material Practices Environment Labor Procurement Quality Consumption Controls Products Source to Market Assurance Agronomy, Product Specialty, Quality Assurance, Information Technology, Manufacturing & Logistics SOURCE CUSTOMER Global Network of People, Process, and Technology — five Continents, over 300K Growers and over 1K Field Technicians SM Our experts — our people SENTRI SM

Looking Ahead 03 Creating a retailer interface to support product promotion Building a consumer facing interface so customers can learn about their products 01 Strengthening capabilities for B2B customers to support their own product differentiation 02 SM

SENTRI SM Future Innovation For demonstration purposes only. SM TM TM TM TM

Global Specialty Products

VIDEO

Extend agricultural and ingredients traceability expertise to disrupt fast-growing markets Strengthen & Build with Consumer-Driven Products Enter New Categories Pyxus Enabling Competencies: Agronomy, SENTRI SM, Global Footprint, Compliance, Science and Corporate Social Responsibility

Train, Recruit, Partner & Acquire Strengthen & Build with Consumer-Driven Products Build CPG Capabilities TM

Channels, Route-to-Market Strengthen & Build with Consumer-Driven Products Expand Distribution Capabilities

Acquire, Launch, Rebrand Strengthen & Build with Consumer-Driven Products Develop a Stable of Brands ® SM TM ® TM TM TM

Legal Medicinal Cannabis New Categories Industrial Hemp E-Liquids

Large, Rapidly Growing Categories

($ in USD)

	UNITED STATES		CANADA		GLOBAL	
	2018	2023	2018	2023	2018	2023
Cannabis Legal Market	--	--	~$1.4B (2)	~$5.8B (2)	↑	↑
Illicit / Unlawful	~$9.8B (1)	~$20.1B (1)	~$5.6B (2)	~$1.3B (2)	--	--
Cannabidiol	~$0.3B	~$1.5B	<$0.1B	~$0.5B	~$0.5B	~$2.9B
	2018	2022	2018	2022	2018	2022
E-Liquids	~$5.6B	~$11.7B	~$0.4B	~$0.7B	~$23.4B	~$43.8B

Pyxus Companies do not participate in markets where cannabis is illegal. Pyxus Companies participate in US CBD markets through an authorized industrial hemp pilot program.

Note: Cannabis and industrial hemp-derived CBD market data available only on an aggregated basis. Market estimates assume pilot program continuation.

[1]Represents estimated sales permitted under applicable States' laws which have legalized cannabis, but which are Federally illegal. U.S. cannabis market estimates are provided by independent third party sources.

[2]Canadian cannabis figures converted to USD at 0.80 exchange rate. Note: All estimates are mid-point values based on third party research.

Sources: Cannabis: NewFrontier Data Webinar CBD 2018 Industry Outlook; NewFrontier Data The Canada Cannabis Report 2018 Industry Outlook | CBD: Internal estimates from commissioned primary research and industry data; CBD industry data from QYResearch, *Global Cannabidiol Oil (CBD Oil) Market Report History and Forecast 2013-2024.* | E-Liquid: E-Liquid industry data from Euromonitor as of September 2018.

34

Agronomy SENTRI SM Global Footprint Compliance Science Corporate Social Responsibility Core Capabilities New Capabilities Partnerships Recruiting Training Research

The Consumers

Growth Driven by Market Expansion

Usage Expected to Double



~2.5mm
Open to Cannabis
~4.6mm
~2.1mm
Consumers Today

More Consumers Open to CBD Usage Than Current Consumers



CBD
~20-25mm
Open to CBD
~10-13mm
Consumers Today

Pyxus Companies do not participate in markets where cannabis is illegal. Pyxus companies participate in industrial hemp in the U.S. under an authorized state pilot program.

Source: Commissioned primary research; IPSOS, May 2018 Profile of category usage, purchase dynamics, usage habits, consumer attitudes and perceptions and demographics. Current users defined as past 12-month usage. Potential users are "open to using in the future." Questions include: "Which of the following products have you personally used, in any form, in the past 12 months?" and "Which of the following products would you be open to using in the future?" U.S. n = 54,489, Canada n=39,303 consumers 21+

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Key Consumer Considerations & Barriers

Top Product Considerations	Family / Friend Recommendation Taste	Taste Ingredients / Transparency	Flavors Taste Ingredients / Transparency
Top Barriers	Legality Lack of Information / Transparency	Lack of Information / Transparency	Lack of Information / Transparency[1] Prefer Cigarettes[1]
Stable of Brands	Purilum® The Future of Flavor	KORENT™ BANTAM™ NICORIV™ FIGR™ Humble® Juice Co.	SENTRI℠ Source to Market Assurance
	Taste	**Flavors**	**Transparency**

[1]E-Liquid barriers based on current cigarette user responses only

Source: Commissioned primary research; IPSOS, May 2018 Profile of category usage, purchase dynamics, usage habits, consumer attitudes and perceptions and demographics. Questions include: "Which factors do you consider when deciding which specific product to purchase?" and "What are some of the reasons you do not currently use this product?"

38

Dispensary Health Food Store Vape Shop Online Smoke / Head Shop CBD Purchase Locations Source: Commissioned primary research; IPSOS, May 2018 Profile of category usage, purchase dynamics, usage habits, consumer attitudes and perceptions and demographics. Question: “Where did you make your last purchase?” U.S. Consumer data; CBD n = 574, E-Liquid = 559 consumers 21+ Pyxus companies participate in industrial hemp in the U.S. under an authorized state pilot program.

Vape Shop Convenience Store Online Smoke / Head Shop E-Liquid Purchase Locations Source: Commissioned primary research; IPSOS, May 2018 Profile of category usage, purchase dynamics, usage habits, consumer attitudes and perceptions and demographics. Question: “Where did you make your last purchase?” U.S. Consumer data; CBD n = 574, E-Liquid = 559 consumers 21+

Strategy Strengthen & Build With Consumer-Driven Products Leverage Core Capabilities Enter New Categories Build CPG Capabilities Expand Distribution Capabilities Develop a Stable of Brands ® TM TM TM TM

GSP Target Adjusted EBITDA Margin 03/2014 TM ® TM ® TM TM 08/2017 04/2018 09/2018 10/2018 2014 2015 2016 2017 2018 2019 Future Targets We expect margin expansion as we continue to scale the brands FY2019 Target 20-30% of GSP revenue Adjusted EBITDA Margin

E-LIQUID VIDEO

E-Liquid Category Growth

Millions of People

Barriers include a lack of knowledge, a lack of information and a preference for cigarettes.



Cigarette Smokers Open to Vaping
~25mm users
28% of U.S. Smokers
17% of Canadian Smokers
~11-12mm E-Liquid Consumers
Potential to Double Category Usage Sourcing Exclusively from Smokers
30
25
20
15
10
5
0

Source: Commissioned primary research; IPSOS, May 2018 Profile of category usage, purchase dynamics, usage habits, consumer attitudes and perceptions and demographics. Current users defined as past 12-month usage. Potential consumers are "open to using in the future." Questions include: "Which of the following products have you personally used, in any form, in the past 12 months?" and "Which of the following products would you be open to using in the future?" U.S. n = 54,489, Canada n=39,303 consumers 21+

45

Vertically Integrated E-Liquid Portfolio ® Flavors from Scratch TM eCommerce ® Loyal Consumers TM New Consumers Best-in-Class Processes Predicate Library B to B 50% Equity B to B 40% Equity B to C 51% Equity 100% Equity B to C eCommerce B to C Continuous Innovation Global Distribution Transparency Global Distribution

19,000 Square Foot Facility People Flavor & Science Expertise Process Built from Molecular Level Food Grade Ingredients Product Registered Manufacturer with FDA Purilum: The Future of Flavor ®

High Quality Carefully Crafted Scientifically Formulated PyriSalt TM TM

45,000 Square Foot Facility E-Liquid Ingredients Nicotine, PG, VG, Flavors Contract Packing E-Liquid Brands eCommerce Strong Customer Base NicRiver TM TM

Established Consumer Brand Global Distribution Vape Shops and eCommerce ® Humble ®

High Quality Flavor Leadership Scientific Formulation Transparency TM Bantam TM

Consumer Segmentation Taste Explorers Virtuous Hedonists Frugal Families Informed Experiencers Content Spiritualists Local Purists TM ® Explore new flavors and innovation First to try new things Willing to spend more for quality Social animals Indulge in guilty pleasures View vaping as more acceptable than smoking

Vertically Integrated E-Liquid Portfolio ® TM ® TM

VIDEO

Industrial Hemp Category Growth

Barriers include a lack of information and transparency.


Potential CBD Consumers
(millions of people)
40
35
30
25
20
15
10
5
0
~11-12mm CBD Users
10% of U.S.
6% of Canadians
~37M Potential consumers
Potential to Triple Category Consumers

Pyxus Companies participate in industrial hemp in the U.S. under an authorized state pilot program.

Source: Commissioned primary research; IPSOS, May 2018 Profile of category usage, purchase dynamics, usage habits, consumer attitudes and perceptions and demographics. Current users defined as past 12-month usage. Potential Users are "open to using in the future". Questions include: "Which of the following products have you personally used, in any form, in the past 12 months?" and "Which of the following products would you be open to using in the future?" U.S. n = 54,489, Canada n=39,303 consumers 21+

56

Extraction Purification Formulation ± 200 acres FY2019 55,000+ square foot facility in Wilson, NC TM Criticality TM Picture of partner production facility in Pittsburgh. Construction of similar facility in Wilson, NC nearly complete with opening expected in October 2018.

Source: Commissioned primary research; IPSOS, May 2018 Profile of category usage, purchase dynamics, usage habits, consumer attitudes and perceptions and demographics. Current users defined as past 12-month usage. “Since you began using CBD, how has your usage/ consumption of the following products changed?” Korent TM Natural Hemp-Derived CBD Reliable and Verifiable Dosage Quality Ingredients TM Pyxus Companies participate in industrial hemp in the U.S. under an authorized state pilot program.

Product Quality Assurance SM SENTRI SM Picture of partner production facility in Pittsburgh.

CANNABIS VIDEO

Legal Medicinal Cannabis Category Growth

Barriers include legality, lack of information and transparency.


In millions of people
~2-3mm Consumers
8% Incidence in Canada
~2mm Consumers
Open to Consumption
7% Incidence in Canada
Est. 4-5mm Potential Consumers
16% Incidence in Canada

Pyxus Companies do not participate in markets where cannabis is illegal.

Source: Commissioned primary research; IPSOS, May 2018 Profile of category usage, purchase dynamics, usage habits, consumer attitudes and perceptions and demographics. Current users defined as past 12-month usage. Questions include: "Which of the following products have you personally used, in any form, in the past 12 months?" and "Which of the following products would you be open to using in the future?" Canada n=39,303 consumers 21+

63

FIGR Operations Norfolk East TM TM

FIGR drone flyover video

FIGR Advantage Product Process People

FIGR™

Flowers



Oils



Pre-Rolls



NO.5 CRAFT™

- THC: 9%
- CBD: 11%
- Indica

Terpenes

- Myrene: 28%
- Limonene: 12%
- Pinene: 34%

NO.10 CRAFT™

- THC: 17.7%
- CBD: <0.07%
- Hybrid

Terpenes

- Myrene: 40%
- Pinene: 25%
- Caryophyllene: 12%

NO.17 CRAFT™

- THC: 20.0%
- CBD: <0.07%
- Indica

Terpenes

- Myrene: 14%
- Limonene: 48%
- Caryophyllene: 26%

67

Signature TM TM Hand Crafted, Sorted & Trimmed Signature Curing Process Best-in-Class QC Fully Traceable All Master Benefits Exclusive to Maritimes Fresh from the Plant Hand Trimmed & Made to Order All Craft Benefits Hand Burped for Ideal Aging Hand Selected Premium Buds All Artisan Benefits Only Whole Buds Higher THC Content Master TM Craft TM Artisan TM

TM TM Master TM Craft TM Artisan TM Loose Flower Pre Roll Oil

TM TM Pyxus Companies do not participate in markets where their products are illegal.

Strategy Strengthen & Build With Consumer-Driven Products Leverage Core Capabilities Enter New Categories Build CPG Capabilities Expand Distribution Capabilities Develop a Stable of Brands ® TM TM TM TM

Value-Added Agricultural Products is not a new idea for us. Change is already happening.

300,000+ farmer relationships in 30 countries spanning five continents 1,000+ field technicians 1 million+ farm visits conducted in FY18 Visibility into production practices through SENTRI SM These farmers already produce more non-tobacco crops than tobacco (by weight) Alternative Crops

Alternative Crops

Since contracting with Alliance One in 2010: Built a solar powered home Bought a diesel maize mill Secured a plot and constructed another home at Mzimba Boma Bought an electric maize mill THIS FARMER HAS ACHIEVED FINANCIAL AND FOOD SECURITY. Transforming Lives Malawian farmer began growing in 2006.

Oasis of Prosperity Central WATER SOURCE—SOLAR BOREHOLE/WEIR/DAM 10 taps, 10 x 0.5 HA DRIP UNITS Variances will exist between clusters as some might use petrol pumps rather than solar and others may not include the piped water to homesteads. Input Supply Hubs Extension Marketing Capital Water Development

Improving water access Village Earth Dams Boreholes Shallow Wells Irrigated Crops Program Our WASH programs in Malawi bring water relief to contracted farmers and their communities, resulting in: Significantly improved yields Reduced risk of child and forced labor Increased crop diversification Over 125,000 people positively impacted

Continuing to diversify Exploring relationships with new partners Expanding our existing capabilities within agronomy and SENTRI SM Our Only Limit is Our Creativity

Tobacco Leaf

Alliance One Play AOB 2017 institutional video CANNABIS VIDEO

Market leader in tobacco traceability & IS Enhanced farm management Small farmer network Sustainability commitment Innovative, entrepreneurial, nimble, can-do mindset Customer service - reliable, consistent, open Alliance One Brand Remains with Tobacco HONORING OUR PAST AS WE PROUDLY PURSUE OUR FUTURE.

Enhance The Leaf Business 03 Evolve the Leaf Business Become the partner of trusted full traceable tobacco supply with integrity and service 01 Move Up the Value Chain Expand cut rag operations 02 04 Expand the Leaf Business Attract new businesses and gain market share Continue to Improve Ops Factory consolidations, reverse integration, right-size footprint and innovation

China Tobacco International’s first joint venture in Leaf Business China is the biggest combustible tobacco market in the world and continues to grow Well-positioned to continue to expand our market share Strong Relationship With China

Planted 163 million+ trees worldwide Trained 100% of contracted growers and monitored for Agricultural Labor Practices program compliance Continuous third-party audits of sustainable tobacco production programs We are on track to achieve our 2020 sustainability targets; many already achieved and reset Sustainable Tobacco Production

Patented low nicotine seeds Natural breeding, non-GMO Options to comply with potential future regulation intended to reduce nicotine levels in combustible products Ready for Future Regulation

Financials

Improved Sales, Gross Profit, Adj. EBITDA Revenue 5.1% to $291.0 Gross profit 44.8% to $41.4 Gross profit as a percentage of sales to 14.2% from 10.3% Operating income $4.7 Adj. LTM EBITDA1 22.3% to $179.2 Purchased and cancelled $10.9 in Q1 and an incremental $7.0 in July (aggregate $17.9) of senior secured second lien notes—$645.1 outstanding Revenue 7.7% to $1,846.0 Gross profit 13.5% to $246.2 Gross profit as a percentage of sales to 13.3% from 12.7% Operating income 28.1% to $111.9 Adj. LTM EBITDA1 14.1% to $169.8 Purchased and cancelled $28.6 million of senior secured second lien notes Q1 FY 2019 Fiscal Year 2018 1Adjusted EBITDA is not a measure of results of operations under U.S. GAAP in the United States and should not be considered as an alternative to other U.S. GAAP measurements. See reconciliation tables in the appendix. ($ in millions)

Source: Company SEC filings Average full-service selling price / kg Full-service volume (millions of kg) Consistent Volume 2016– LTM 6/30/18 Consistent Volume and Margin

1Includes processing and other revenues 2LTM revenue and Adjusted EBITDA are not a measure of results of operations under U.S. GAAP in the United States and should not be considered as alternatives to other U.S. GAAP measurements. See reconciliation tables in the appendix. Note: $ in millions; fiscal year ends March 31 of each calendar year Source: Company SEC filings 10.4% 9.2% % of Sales 8.7% 9.6% Adjusted EBITDA(2) Solid Financial Performance (2) Revenue(1)

Leverage and Capital Expenditures

Adjusted Net Debt [(1)]


$1,103
$956
$1,083
$627
$480
$656
FY 2016
FY 2017
FY 2018
Total Adj. Debt less seasonal borrowings supported by committed inventory

Adjusted Net Leverage [(1)]


5.6x
6.4x
6.4x
3.2x
3.2x
3.9x
FY 2016
FY 2017
FY 2018
Adj. Net Leverage after reducing by seasonal borrowings supported by committed inventory

Capital Expenditures[(2)]


CapEx as % of sales
0.9%
0.8%
1.3%
$17
$14
$23
FY 2016
FY 2017
FY 2018

Foreign seasonal lines of credit self-liquidate as inventory is sold

[1]Total Adjusted Net Debt and Adjusted Net Leverage are not measurements under U.S. GAAP in the United States and should not be considered as alternatives to other U.S. GAAP measurements. See reconciliation tables in the appendix.
[2]Capital Expenditures excludes expenditures for unconsolidated subsidiaries.
Note: $ in millions, fiscal year ends March 31 of each calendar year
Source: Company SEC filings; company information

90

Investing Diversification of Strategy: Expand to multiple agricultural products Capitalize on growth sectors Extend go-to-market strategy to include business to consumer Utilize knowledge of large-scale, global operations Increase market share and leadership position Continue to improve efficiencies and control costs Enhance long-term shareholder value Pyxus has invested in diversification and expansion for long-term growth

Note: Metrics measured at the end of each Fiscal Year. 1All amounts in millions of US dollars. Current1 Target (FY 2023) Revenue $14.7 Adjusted EBITDA $6.7 E-Liquids

(Dollar Amounts in CAD$) Current 2023     # Harvests/Year 5-6 5-6     Total Sq. Feet(1) 44,000 1,060,202     Flowering Sq. Feet(2) 10,560 516,477     Avg. Grams / Flowering Sq. Foot(2) 40.4       $ Per Gram Metrics   Price to Retail $6.56   COGS(3) $2.95   Non Marketing SG&A(4) $2.94   Marketing SG&A $1.89   Depreciation & Amortization $0.39       Additional capital costs $46.2   Legal Cannabis 1Measured at the end of Fiscal Year 2No volume attributed to Goldleaf Pharm Inc. production 3Includes depreciation and amortization 4Excludes Goldleaf, a late stage applicant Pyxus Companies do not participate in markets where cannabis is illegal.

Current Crop Target (FY 2023) # Harvests/Year 1 1 Total Acreage ± 200 Weighted Avg. Price/kg1 $8,366 Avg. kg/Acre CBD ~32 Similar Criticality participates in industrial hemp in the U.S. under an authorized state pilot program; estimates assume program continuation. Notes: Acre measured at the end of Fiscal Year; Financials reflect those of Criticality. Pyxus owns 40%; financials are currently accounted for under the equity pick up methodology. 1 INSERT FN** Industrial Hemp (Dollars in USD)

Guidance We believe everything we do is to transform people’s lives so that together we can grow a better world FY19 revenue and adjusted EBITDA expected to improve vs. FY18 Revenue: $1.950 billion to $2.050 billion Adjusted EBITDA: $170 million to $190 million

Question and Answer Session

Appendix

Statement of Operations Information CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Twelve Months Ended Three Months Ended March 31, LTM(1) June 30, (in thousands, except per share data) 2016 2017 2018 June 30, 2018 2018 2017 Sales and other operating revenues $1,904,592 $1,714,750 $1,845,966 $1,859,961.7149999999 $,290,988.71500000003 $,276,993 Cost of goods and services sold 1,678,798 1,497,721 1,599,775 1,601,011 ,249,594 ,248,358 Gross profit ,225,794 ,217,029 ,246,191 ,258,950.71499999985 41,394.715000000026 28,635 Selling, general and administrative expenses ,119,113 ,133,208 ,148,287 ,152,868.761 38,083.760999999999 33,502 Other income ,105,427 4,896 14,382 12,998.617999999999 2,920.6179999999999 4,304 Restructuring and asset impairment charges 5,888 1,375 382 1,922.9190000000001 1,540.9190000000001 0 Operating income ,206,220 87,342 ,111,904 ,117,157.65299999986 4,690.6530000000275 -,563 Debt retirement (benefit) 0 -,300 -2,975 -84.045999999999822 -84.046000000000006 -2,975 Interest expense ,121,623 ,135,441 ,134,279 ,132,748.636 32,911.635999999999 34,442 Interest income 7,077 8,157 3,271 3,190.9870000000001 887.98699999999997 968 Income (loss) before income taxes and other items 91,674 ,-39,642 ,-16,129 ,-12,315.950000000135 ,-27,248.949999999968 ,-31,062 Income tax expense (benefit) 32,215 23,480 ,-58,764 ,-84,680 ,-25,270 646 Equity in net income (loss) of investee companies 5,986 -,149 9,271 10,762 566 -,925 Net income (loss) $65,445 $,-63,271 $51,906 $83,126.49999999872 $-1,412.949999999968 $,-32,633 Less: Net loss noncontrolling interests -87 -,343 -,530 -1,094 -,654 -90 Net income (loss) attributable to Alliance One International, Inc. $65,532 $,-62,928 $52,436 $84,220.49999999872 $-,758.94999999996799 $,-32,543 (1) Items for the twelve months ended June 30, 2018 are derived by adding the items for the three months ended June 30, 2018 and the fiscal year March 31, 2018 and subtracting the items for the three months ended June 30, 2017. Income (loss) per share: Basic $7.38 $-7.05 $5.83 $-0.08 $-3.63 Diluted $7.38 $-7.05 $5.81 $-0.08 $-3.63 (1) Items for the twelve months ended June 30, 2018 are derived by adding the items for the three months ended June 30, 2018 and the fiscal year March 31, 2018 and subtracting the items for the three months ended June 30, 2017.

Adjusted EBITDA Reconciliation Adjusted EBITDA Reconciliation Twelve Months Ended March 31, LTM(8) Three Months Ended Check LTM (in thousands) 2016 2017 2018 June 30, 2018 June 30, 2018 June 30, 2017 U.S. GAAP - Net Income (loss) $65,532 $,-62,928 $52,436 $84,220 $-,759 $,-32,543 $84,220 Plus: Interest expense(2) ,121,623.4 ,135,441 ,134,279 ,132,749 32,912 34,442 ,132,749 Plus: Income tax expense (benefit) 32,215.33 23,481 ,-58,764 ,-84,680 ,-25,270 646 ,-84,680 Plus: Depreciation and amortization expense 28,361.267 34,476 33,598 34,488 9,277 8,387 34,488 EBITDA(1) $,247,730.60100000002 $,130,470 $,161,549 $,166,778 $16,160 $10,931 ,166,778 Plus: Reserves for (recoveries on) doubtful customer receivables -,168.77699999999999 -5,544.7209999999995 -,151 142 293 0 142 Plus: Non-cash employee stock based compensation 2,425 1,551 1,135 1,139 295 291 1,139 Less: Other income ,105,427 4,896 14,382 12,999 2,921 4,304 12,999 Plus: Fully reserved recovery of tax(3) 4,309 9,356 11,835 11,757 2,297 2,375 11,757 Plus: Restructuring and asset impairment charges 5,888 1,375 383 1,924 1,541 0 1,924 Plus: Costs associated with transformation related to "One Tomorrow" new business initiative, not anticipated to be recurring costs(4) 0 150 6,593 5,853 0 740 5,853 Plus: Debt retirement expense (income) 0 -,300 -2,975 -84 -84 -2,975 -84 Plus: Amortization of basis difference - CBT investment(5) 1,553.5550000000001 1,518 1,519 1,527 326 318 1,527 Plus: Kenyan investigation legal & professional costs 8,578.777 7,171 1,980 585 161 1,556 585 Less: Kenyan green leaf operation Adjusted EBITDA(6) ,-16,666 -8,013 -2,329 -2,563 -1,306 -1,072 -2,563 Plus: Reconsolidated subsidiary incremental EBITDA after elimination of related party transactions with AOI and its consolidated subsidiaries(7) 16,800 0 0 0 0 0 0 Adjusted EBITDA(1) $,198,356.15600000002 $,148,862.27899999998 $,169,815 $,179,186 $19,374 $10,003 $,179,186 Adjusted EBITDA Reconciliation (footnotes) (1) Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) are not measures of results of operations under generally accepted accounting principles in the United States (“U.S. GAAP”) and should not be considered as an alternative to other U.S. GAAP measurements. We have presented EBITDA and Adjusted EBITDA to adjust for the items identified above because we believe that it would be helpful to the readers of our financial information to understand the impact of these items on our reported results. This presentation enables readers to better compare our results to similar companies that may not incur the sporadic impact of various items identified above. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results. EBITDA, Adjusted EBITDA and any ratios calculated based on these measures are not necessarily comparable to similarly-titled measures used by other companies or appearing in our debt obligations or agreements. EBITDA and Adjusted EBITDA as presented may not equal column or row totals due to rounding. (2) As the result of adoption of standard ASU No. 2017-07 related to Compensation-Retirement Benefits on April 1, 2018, the twelve months ended March 31, 2016, 2017 and 2018 reflect a reclassification of $4,433, $2,774 and $1,301, respectively, from SG&A to interest expense, the quarter ended June 30, 2017 reflects a reclassification of $341 from SG&A to interest expense, and the twelve months ended June 30, 2018 reflects a reclassification of $960 from SG&A to interest expense. (3) Represents income (included in Other income (expense)) from cash received in the period presented from the sale of Brazilian intrastate trade tax credits that had been generated by intrastate purchases of tobacco primarily in prior crop years. The Brazilian states of Rio Grande do Sul and Santa Catarina permit the sale or transfer of excess credits to third parties subject to approval by the related tax authorities. The Company has long-term agreements with these Brazilian state governments regarding the amounts and timing of credits that can be sold. Intrastate trade tax credits that are not able to be sold under existing agreements are capitalized into the cost of the current crop and are expensed as cost of goods and services sold as that crop is sold. (4) Includes expenses incurred associated with the development and initial implementation of the "One Tomorrow" business transformation strategy, including business development expenses consisting of legal, strategic consulting, business brokerage and other professional fees, communications expenses consisting principally of fees to branding consultants and for translation services, and human resources expenses, including primarily professional fees related to recruiting and employee communications. (5) Related to a former Brazilian subsidiary that is now deconsolidated following the completion of a joint venture in March 2014. (6) Adjusted EBITDA of our former green leaf sourcing operation in Kenya is calculated on the same basis as Adjusted EBITDA presented in this table. In fiscal year 2016 we decided to exit green leaf sourcing in the Kenyan market as part of our restructuring program. (7) Adjusted EBITDA of the subsidiary reconsolidated at the end of the fourth quarter of fiscal year 2016 is calculated on the same basis as Adjusted EBITDA as presented in this table, with eliminations for related party transactions with AOI and its consolidated subsidiaries, and will be include in consolidated information going forward. (8) Items for the twelve months ended June 30, 2018 are derived by adding the items for the three months ended June 30, 2018 and the fiscal year March 31, 2018 and subtracting the items for the three months ended June 30, 2017.

Adjusted EBITDA Reconciliation (footnotes) Adjusted EBITDA Reconciliation Twelve Months Ended March 31, LTM(8) Three Months Ended Check LTM (in thousands) 2016 2017 2018 June 30, 2018 June 30, 2018 June 30, 2017 U.S. GAAP - Net Income (loss) $65,532 $,-62,928 $52,436 $84,220 $-,759 $,-32,543 $84,220 Plus: Interest expense(2) ,121,623.4 ,135,441 ,134,279 ,132,749 32,912 34,442 ,132,749 Plus: Income tax expense (benefit) 32,215.33 23,481 ,-58,764 ,-84,680 ,-25,270 646 ,-84,680 Plus: Depreciation and amortization expense 28,361.267 34,476 33,598 34,488 9,277 8,387 34,488 EBITDA(1) $,247,730.60100000002 $,130,470 $,161,549 $,166,778 $16,160 $10,931 ,166,778 Plus: Reserves for (recoveries on) doubtful customer receivables -,168.77699999999999 -5,544.7209999999995 -,151 142 293 0 142 Plus: Non-cash employee stock based compensation 2,425 1,551 1,135 1,139 295 291 1,139 Less: Other income ,105,427 4,896 14,382 12,999 2,921 4,304 12,999 Plus: Fully reserved recovery of tax(3) 4,309 9,356 11,835 11,757 2,297 2,375 11,757 Plus: Restructuring and asset impairment charges 5,888 1,375 383 1,924 1,541 0 1,924 Plus: Costs associated with transformation related to "One Tomorrow" new business initiative, not anticipated to be recurring costs(4) 0 150 6,593 5,853 0 740 5,853 Plus: Debt retirement expense (income) 0 -,300 -2,975 -84 -84 -2,975 -84 Plus: Amortization of basis difference - CBT investment(5) 1,553.5550000000001 1,518 1,519 1,527 326 318 1,527 Plus: Kenyan investigation legal & professional costs 8,578.777 7,171 1,980 585 161 1,556 585 Less: Kenyan green leaf operation Adjusted EBITDA(6) ,-16,666 -8,013 -2,329 -2,563 -1,306 -1,072 -2,563 Plus: Reconsolidated subsidiary incremental EBITDA after elimination of related party transactions with AOI and its consolidated subsidiaries(7) 16,800 0 0 0 0 0 0 Adjusted EBITDA(1) $,198,356.15600000002 $,148,862.27899999998 $,169,815 $,179,186 $19,374 $10,003 $,179,186 Adjusted EBITDA Reconciliation (footnotes) (1) Earnings before interest, taxes, depreciation and amortization (“EBITDA”) and adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) are not measures of results of operations under generally accepted accounting principles in the United States (“U.S. GAAP”) and should not be considered as an alternative to other U.S. GAAP measurements. We have presented EBITDA and Adjusted EBITDA to adjust for the items identified above because we believe that it would be helpful to the readers of our financial information to understand the impact of these items on our reported results. This presentation enables readers to better compare our results to similar companies that may not incur the sporadic impact of various items identified above. Management acknowledges that there are many items that impact a company's reported results and this list is not intended to present all items that may have impacted these results. EBITDA, Adjusted EBITDA and any ratios calculated based on these measures are not necessarily comparable to similarly-titled measures used by other companies or appearing in our debt obligations or agreements. EBITDA and Adjusted EBITDA as presented may not equal column or row totals due to rounding. (2) As the result of adoption of standard ASU No. 2017-07 related to Compensation-Retirement Benefits on April 1, 2018, the twelve months ended March 31, 2016, 2017 and 2018 reflect a reclassification of $4,433, $2,774 and $1,301, respectively, from SG&A to interest expense, the quarter ended June 30, 2017 reflects a reclassification of $341 from SG&A to interest expense, and the twelve months ended June 30, 2018 reflects a reclassification of $960 from SG&A to interest expense. (3) Represents income (included in Other income) from cash received in the period presented from the sale of Brazilian intrastate trade tax credits that had been generated by intrastate purchases of tobacco primarily in prior crop years. The Brazilian states of Rio Grande do Sul and Santa Catarina permit the sale or transfer of excess credits to third parties subject to approval by the related tax authorities. The Company has long-term agreements with these Brazilian state governments regarding the amounts and timing of credits that can be sold. Intrastate trade tax credits that are not able to be sold under existing agreements are capitalized into the cost of the current crop and are expensed as cost of goods and services sold as that crop is sold. (4) Includes expenses incurred associated with the development and initial implementation of the "One Tomorrow" business transformation strategy, including business development expenses consisting of legal, strategic consulting, business brokerage and other professional fees, communications expenses consisting principally of fees to branding consultants and for translation services, and human resources expenses, including primarily professional fees related to recruiting and employee communications. (5) Related to a former Brazilian subsidiary that is now deconsolidated following the completion of a joint venture in March 2014. (6) Adjusted EBITDA of our former green leaf sourcing operation in Kenya is calculated on the same basis as Adjusted EBITDA presented in this table. In fiscal year 2016 we decided to exit green leaf sourcing in the Kenyan market as part of our restructuring program. (7) Adjusted EBITDA of the subsidiary reconsolidated at the end of the fourth quarter of fiscal year 2016 is calculated on the same basis as Adjusted EBITDA as presented in this table, with eliminations for related party transactions with AOI and its consolidated subsidiaries, and will be include in consolidated information going forward. (8) Items for the twelve months ended June 30, 2018 are derived by adding the items for the three months ended June 30, 2018 and the fiscal year March 31, 2018 and subtracting the items for the three months ended June 30, 2017.

Adjusted Net Debt and Leverage Adjusted EBITDA Twelve Months Ended March 31, LTM (in thousands) 2016(1) 2017 2018 June 30, 2018 Adjusted EBITDA $,198,356 $,148,862 $,169,815 $,179,186 Total debt $1,386,559 $1,428,868 $1,347,584 $1,491,036 Less: Debt of reconsolidated subsidiary funded by affiliate(2) 84,258 0 0 0 Total adjusted debt $1,302,301 $1,428,868 $1,347,584 $1,491,036 Less: Cash ,199,720 ,473,110 ,264,660 ,202,107 Total adjusted net debt $1,102,581 $,955,758 $1,082,924 $1,288,929 Adjusted net leverage(3) 5.558596664582871 6.4204296596848085 6.3770809410240554 7.1932461241391623 Total adjusted net debt $1,102,581 $,955,758 $1,082,924 Less: Seasonal borrowings supported by committed inventory (4) ,475,989 ,475,863 ,427,277 Total adjusted net debt less seasonal borrowings supported by committed inventory (5) $,626,592 $,479,895 $,655,647 Adjusted net leverage less seasonal borrowings supported by committed inventory 3.1589263748008629 3.2237575741290589 3.8609486794452788 (1) On April 1, 2016, new accounting guidance that changed the presentation of debt issuance costs in financial statements was adopted on a retrospective basis. Therefore the March 31, 2016 balances has been adjusted in accordance with the adoption of this guidance. (2) Represents the portion of outstanding debt of the subsidiary reconsolidated at the end of the fourth quarter of fiscal year 2016 under a credit facility attributable to the participation interest of another AOI subsidiary funding that portion of the borrowing under that facility. As a result of a direct assignment of the interest in such facility to another subsidiary of Alliance One on March 2, 2017, the amount of the debt attributable to the interest of such other subsidiary is eliminated in the determination of consolidated total debt on or after March 2, 2017. (3) Adjusted net leverage is total adjusted net debt at period end divided by Adjusted EBITDA for the period. (4) Such amount is reflected as "Notes payable to banks" as current liabilities on our consolidated financial statements. (5) Adjusted net leverage after reduction for seasonal borrowings supported by committed inventory is this amount at period end divided by Adjusted EBITDA for the period.